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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) August 8, 2001


                              THE HERTZ CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                        1-7541               13-1938568
(State or other jurisdiction of         (Commission          (I.R.S. Employer
        incorporation)                  File Number)        Identification No.)


 225 Brae Boulevard, Park Ridge, New Jersey                     07656-0713
 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (201) 307-2000


                                 Not Applicable
         (Former name or former address, if changed since last report.)


                               Page 1 of 21 pages.
                        The Exhibit Index is on page 3.
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-57138) filed by The Hertz Corporation ("Hertz"), with the Securities and Exchange Commission covering debt securities issuable under an indenture dated as of March 16, 2001, between Hertz and The Bank of New York, as Trustee (the "Indenture"). On August 8, 2001, Hertz offered for sale $650,000,000 principal amount of Floating Rate Notes due August 13, 2004, to be issued under the Indenture. The exhibits filed herewith include the form of such Floating Rate Notes.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


         (c)    EXHIBITS.


                (4)   (i)  Form of Floating Rate Note due August 13, 2004, in
                           the principal amount of $400,000,000, to be issued by Hertz under the Indenture.

                     (ii) Form of Floating Rate Note due August 13, 2004, in the principal amount of $250,000,000, to be issued by Hertz under the Indenture.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE HERTZ CORPORATION
                                             (Registrant)



                                  By:  /s/ Richard J. Foti
                                      -----------------------------------------
                                         Richard J. Foti
                                         Staff Vice President and Controller
                                         (Principal Accounting Officer)

Dated:  August 14, 2001


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                                  EXHIBIT INDEX


 Exhibit No.                        Description                            Page
------------      -----------------------------------------------         ------
   4   (i)        Form of Floating Rate Note due August 13, 2004,          4-12
                  in the principal amount of $400,000,000, to be
                  issued by Hertz under the Indenture.

       (ii)       Form of Floating Rate Note due August 13, 2004,         13-21
                  in the principal amount of $250,000,000, to be
                  issued by Hertz under the Indenture.


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